1

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent:

In the matter of WELLENTECH SERVICES, INC. File E0753552005-4
Name of Business Entity

I, RESIDENT AGENCY NATIONAL, INCORPORATED
Name of Registered Agent

am a: (complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

377 S NEVADA ST	CARSON CITY	Nevada	89703-4290
Street Address	City		Zip Code
N/A	N/A	Nevada	N/A
Mailing Address (if different from street address)	City		Zip Code

and hereby state that on 09/29/2008 (Date) I accepted the appointment as registered agent for the above named business entity.

Signature:

X Catherine A. Mead
Authorized Signature of R.A. or On Behalf of R.A. Company

9/29/08
Date

Nevada Secretary of State Form RA Acceptance
Revised: 7-1-08

2

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080642010-03
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/29/2008 12:16 PM
	Entity Number E0753552005-4

Certificate to Accompany Restated Articles or Amended and Restated Articles
(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

WELLENTECH SERVICES, INC.

2. The articles are being ☐ **Restated** or ☒ **Amended and Restated** (check only one). Please entitle your attached articles **"Restated"** or **"Amended and Restated,"** accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ________ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☒ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☒ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☒ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☒ Articles have been added.
- ☐ Articles have been deleted.
- ☒ Other. The articles or certificate have been amended as follows (provide article numbers, if available):

Article 1, The Name of the Corporation is: IMPLEX CORPORATION
Article 2, Its registered agent is Resident Agency National, Inc., 377 S. Nevada St., Carson City, NV 89703
(continued on the attached sheets)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Restated Articles
Revised: 7-1-08

3

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080642012-25
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/29/2008 12:16 PM Entity Number E0753552005-4

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

WELLENTECH SERVICES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1,The Name of the Corporation: IMPLEX CORPORATION
Article 2, Its registered agent is Resident Agency National, Inc., 377 S. Nevada St., Carson City, NV 89703
Article 3, The corporation shall have authority to issue Two Hundred Million (200,000,000) shares of Capital Stock. The Two Hundred Million (200,000,000) shares which the corporation shall have authority to issue shall be divided into two (2) classes:
100,000,000 Preferred Shares, having a par value of one tenth of a cent ($.001) per share, and
100,000,000 Common Shares, having a par value of one tenth of a cent ($.001) per share
A description of the different classes of stock and a statement of the designations, preferences, voting rights, limitations and relative rights of the holders of the stock of such classes are as follows:
(continued on the attached sheets)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 12,000,000 shares 82.2%

4. Effective date of filing: (optional)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

4

STATE OF NEVADA

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF WELLENTECH SERVICES, INC.

Wellentech Services, Inc., a corporation organized and existing under the laws of the State of Nevada, hereby amends and restates its Articles of Incorporation, as follows:

1.  The Name of the Corporation: Implex Corporation

2.  Its registered agent is CSC Services of Nevada, Inc., 502 Eat John Street, Carson City, Nevada 89706.

3. The corporation shall have authority to issue Two Hundred Million (200,000,000) shares of Capital Stock.  The Two Hundred Million (200,000,000) shares which the corporation shall have authority to issue shall be divided into two classes:

100,000,000 Preferred Shares, having a par value of one tenth of a cent ($.001) per share

and

100,000,000 Common Shares, having a par value of one tenth of a cent ($.001) per share

A description of the different classes of stock and a statement of the designations, preferences, voting rights, limitations and relative rights of the holders of stock of such classes are as follows:

A.           Common Shares.  The terms of the Common Shares of the corporation shall be as follows:

(1)  Dividends.  Whenever cash dividends upon the Preferred Shares of all series thereof at the time outstanding, to the extent of the preference to which such shares are entitled, shall have been paid in full for all past dividend periods, or declared and set apart for payment, such dividends, payable in cash, stock, or otherwise, as may be determined by the Board of Directors, may be declared by the Board of Directors and paid from time to time to the holders of the Common Shares out of the remaining net profits or surplus of the corporation.

(2) Liquidation.  In the event of any liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, all assets and funds of the corporation remaining after the payment to the holders of the Preferred Shares of all series thereof of the full amounts to which they shall be entitled as hereinafter provided, shall be divided and distributed among the holders of the Common Shares according to their respective shares.

(3)           Voting rights.  Each holder of a Common Share shall have one vote in respect of each share of such stock held by him. There shall not be cumulative voting.

5

B.           Preferred Shares.   Prior to the issuance of any of the Preferred Shares, the Board of Directors shall determine the number of Preferred Shares to then be issued from the total shares authorized, and such shares shall constitute a series of the Preferred Shares.  Such series shall have such preferences, limitations, and relative rights as the Board of Directors shall determine and such series shall be given a distinguishing designation.  Each share of a series shall have preferences, limitations, and relative rights identical with those of all other shares of the same series.  Except to the extent otherwise provided in the Board of Directors' determination of a series, the shares of such series shall have preferences, limitations, and relative rights identical with all other series of the Preferred Shares. Preferred Shares may have dividend or liquidation rights which are prior (superior or senior) to the dividend and liquidation rights and preferences of the Common Shares and any other series of the Preferred Shares.  Also, any series of the Preferred Shares may have voting rights.

4.  Its Board of Directors is:

James D. Beatty	Richard C. Fox
141 Adelaide St. W.	131 Court St., #11
Suite 500	Exeter, New Hampshire 03833
Toronto, Ontario M5H 3L5

5.  The purposes for which the corporation is organized are to do or engage in any lawful business for which corporation may be organized under the Nevada Corporation Law.

8.  Board of Directors.  The business and property of the corporation shall be managed by a Board of Directors of not fewer than one (1) nor more than twenty-one (21) directors, who shall be natural persons of full age, and who shall be elected annually by the shareholders having voting rights, for the term of one year, and shall serve until the election and acceptance of their duly qualified successors. In the event of any delay in holding, or adjournment of, or failure to hold an annual meeting, the terms of the sitting directors shall be automatically continued indefinitely until their successors are elected and qualified.  Directors need not be residents of the State of Nevada nor shareholders. Any vacancies, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors, though less than a quorum, for the unexpired term. The Board of Directors shall have full power, and it is hereby expressly authorized, to increase or decrease the number of directors from time to time without requiring a vote of the shareholders.

9.   Limitation on Liability of Director.  No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not apply to any liability of a director for any action for which the Nevada Corporation Law proscribes this limitation and then only to the extent that this limitation is specifically so proscribed.

10.  Interested Directors.  In case the corporation enters into contracts or transacts business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any other corporation or association of which one or more of its directors are shareholders, directors, or officers, such contracts or transactions shall not be invalidated or in any way affected by the fact that such director or directors have or may have an interest therein which is or might be adverse to the interest of this corporation, provided that such contracts or transactions are in the usual course of business.

6

In the absence of fraud, no contract or other transaction between this corporation and any other corporation or any individual or firm, shall in any way be affected or invalidated by the fact that any of the directors of this corporation is interested in such contract or transaction, provided that such interest shall be fully disclosed or otherwise known to the Board of Directors in the meeting of such Board at which time such contract or transaction was authorized or confirmed, and provided, however, that any such directors of this corporation who are so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation which shall authorize or confirm such contract or transaction, and any such director may vote thereon to authorize any such contract or transaction with the like force and effect as if he were not such director or officer of such other corporation or not so interested.

11.  Indemnification.  The following indemnification provisions shall be deemed to be contractual in nature and not subject to retroactive removal or reduction by amendment.

(a)  This corporation shall indemnify any director and any officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, judicial, administrative or investigative, by reason of the fact that he/she is or was serving at the request of this corporation as a director or officer or member of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding, including any appeal thereof, if he/she acted in good faith or in a manner he/she reasonably believed to be in, or not opposed to, the best interests of this corporation, and with respect to any criminal action or proceeding, if he/she had no reasonable cause to believe his/her conduct was unlawful.  However, with respect to any action by or in the right of this corporation to procure a judgment in its favor, no indemnification shall be made in respect of any claim, issue, or matter as to which such person is adjudged liable for negligence or misconduct in the performance of his/her duty to the corporation unless, and only to the extent that, the court in which such action or suit was brought determines, on application, that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity in view of all the circumstances of the case.

Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or in a plea of nolo contendere or its  equivalent, shall not, of itself, create a presumption that the party did not meet the applicable standard of conduct.  Indemnification hereunder may be paid by the corporation in advance of the final disposition of any action, suit or proceeding, on a preliminary determination that the director, officer, employee or agent met the applicable standard of conduct.

(b)           The corporation shall also indemnify any director or officer who has been successful on the merits or otherwise, in defense of any action, suit, or proceeding, or in defense of any claim, issue, or matter therein, against all expenses, including attorneys' fees, actually and reasonably incurred by him/her in connection therewith, without the necessity of an independent determination that such director or officer met any appropriate standard of conduct.

(c)           The indemnification provided for herein shall continue as to any person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors, and administrators of such persons.

(d)           In addition to the indemnification provided for herein, the corporation shall have power to make any other or further indemnification, except an indemnification against gross negligence or willful misconduct, under any resolution or agreement duly adopted by the Board of Directors, or duly authorized by a majority of the shareholders.

12.  Stock Splits without Stockholder Approval.  The Board of Directors, without the consent of the stockholders of the corporation, may adopt any recapitalization affecting the outstanding shares of capital stock of the corporation by effecting a forward or reverse split of all of the outstanding shares of any class of capital stock of the corporation, with appropriate adjustment to the corporation’s capital accounts.

7

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080642012-25
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/29/2008 12:16 PM
	Entity Number E0753552005-4

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

WELLENTECH SERVICES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1,The Name of the Corporation: IMPLEX CORPORATION
Article 2, Its registered agent is Resident Agency National, Inc., 377 S. Nevada St., Carson City, NV 89703
Article 3, The corporation shall have authority to issue Two Hundred Million (200,000,000) shares of Capital Stock. The Two Hundred Million (200,000,000) shares which the corporation shall have authority to issue shall be divided into two (2) classes:
100,000,000 Preferred Shares, having a par value of one tenth of a cent ($.001) per share, and
100,000,000 Common Shares, having a par value of one tenth of a cent ($.001) per share
A description of the different classes of stock and a statement of the designations, preferences, voting rights, limitations and relative rights of the holders of the stock of such classes are as follows:
(continued on the attached sheets)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 12,000,000 shares 82.2%

4. Effective date of filing: (optional)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 7-1-08

8

STATE OF NEVADA

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF WELLENTECH SERVICES, INC.

Continued from the Certificate of Amendment primary sheet:

A.           Common Shares.  The terms of the Common Shares of the corporation shall be as follows:

(1)  Dividends.  Whenever cash dividends upon the Preferred Shares of all series thereof at the time outstanding, to the extent of the preference to which such shares are entitled, shall have been paid in full for all past dividend periods, or declared and set apart for payment, such dividends, payable in cash, stock, or otherwise, as may be determined by the Board of Directors, may be declared by the Board of Directors and paid from time to time to the holders of the Common Shares out of the remaining net profits or surplus of the corporation.

(2) Liquidation.  In the event of any liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, all assets and funds of the corporation remaining after the payment to the holders of the Preferred Shares of all series thereof of the full amounts to which they shall be entitled as hereinafter provided, shall be divided and distributed among the holders of the Common Shares according to their respective shares.

(3)           Voting rights.  Each holder of a Common Share shall have one vote in respect of each share of such stock held by him. There shall not be cumulative voting.

B.           Preferred Shares.   Prior to the issuance of any of the Preferred Shares, the Board of Directors shall determine the number of Preferred Shares to then be issued from the total shares authorized, and such shares shall constitute a series of the Preferred Shares.  Such series shall have such preferences, limitations, and relative rights as the Board of Directors shall determine and such series shall be given a distinguishing designation.  Each share of a series shall have preferences, limitations, and relative rights identical with those of all other shares of the same series.  Except to the extent otherwise provided in the Board of Directors' determination of a series, the shares of such series shall have preferences, limitations, and relative rights identical with all other series of the Preferred Shares. Preferred Shares may have dividend or liquidation rights which are prior (superior or senior) to the dividend and liquidation rights and preferences of the Common Shares and any other series of the Preferred Shares.  Also, any series of the Preferred Shares may have voting rights.

4.  Its Board of Directors is:

James D. Beatty	Richard C. Fox
141 Adelaide St. W.	131 Court St., #11
Suite 500	Exeter, New Hampshire 03833
Toronto, Ontario M5H 3L5

5.  The purposes for which the corporation is organized are to do or engage in any lawful business for which corporation may be organized under the Nevada Corporation Law.

9

8.  Board of Directors.  The business and property of the corporation shall be managed by a Board of Directors of not fewer than one (1) nor more than twenty-one (21) directors, who shall be natural persons of full age, and who shall be elected annually by the shareholders having voting rights, for the term of one year, and shall serve until the election and acceptance of their duly qualified successors. In the event of any delay in holding, or adjournment of, or failure to hold an annual meeting, the terms of the sitting directors shall be automatically continued indefinitely until their successors are elected and qualified.  Directors need not be residents of the State of Nevada nor shareholders. Any vacancies, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors, though less than a quorum, for the unexpired term. The Board of Directors shall have full power, and it is hereby expressly authorized, to increase or decrease the number of directors from time to time without requiring a vote of the shareholders.

9.   Limitation on Liability of Director.  No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not apply to any liability of a director for any action for which the Nevada Corporation Law proscribes this limitation and then only to the extent that this limitation is specifically so proscribed.

10.  Interested Directors.  In case the corporation enters into contracts or transacts business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any other corporation or association of which one or more of its directors are shareholders, directors, or officers, such contracts or transactions shall not be invalidated or in any way affected by the fact that such director or directors have or may have an interest therein which is or might be adverse to the interest of this corporation, provided that such contracts or transactions are in the usual course of business.

In the absence of fraud, no contract or other transaction between this corporation and any other corporation or any individual or firm, shall in any way be affected or invalidated by the fact that any of the directors of this corporation is interested in such contract or transaction, provided that such interest shall be fully disclosed or otherwise known to the Board of Directors in the meeting of such Board at which time such contract or transaction was authorized or confirmed, and provided, however, that any such directors of this corporation who are so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation which shall authorize or confirm such contract or transaction, and any such director may vote thereon to authorize any such contract or transaction with the like force and effect as if he were not such director or officer of such other corporation or not so interested.

10

11.  Indemnification.  The following indemnification provisions shall be deemed to be contractual in nature and not subject to retroactive removal or reduction by amendment.

(a)  This corporation shall indemnify any director and any officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, judicial, administrative or investigative, by reason of the fact that he/she is or was serving at the request of this corporation as a director or officer or member of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding, including any appeal thereof, if he/she acted in good faith or in a manner he/she reasonably believed to be in, or not opposed to, the best interests of this corporation, and with respect to any criminal action or proceeding, if he/she had no reasonable cause to believe his/her conduct was unlawful.  However, with respect to any action by or in the right of this corporation to procure a judgment in its favor, no indemnification shall be made in respect of any claim, issue, or matter as to which such person is adjudged liable for negligence or misconduct in the performance of his/her duty to the corporation unless, and only to the extent that, the court in which such action or suit was brought determines, on application, that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity in view of all the circumstances of the case.

Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or in a plea of nolo contendere or its  equivalent, shall not, of itself, create a presumption that the party did not meet the applicable standard of conduct.  Indemnification hereunder may be paid by the corporation in advance of the final disposition of any action, suit or proceeding, on a preliminary determination that the director, officer, employee or agent met the applicable standard of conduct.

(b)           The corporation shall also indemnify any director or officer who has been successful on the merits or otherwise, in defense of any action, suit, or proceeding, or in defense of any claim, issue, or matter therein, against all expenses, including attorneys' fees, actually and reasonably incurred by him/her in connection therewith, without the necessity of an independent determination that such director or officer met any appropriate standard of conduct.

(c)           The indemnification provided for herein shall continue as to any person who has ceased to be a director or officer, and shall inure to the benefit of the heirs, executors, and administrators of such persons.

(d)           In addition to the indemnification provided for herein, the corporation shall have power to make any other or further indemnification, except an indemnification against gross negligence or willful misconduct, under any resolution or agreement duly adopted by the Board of Directors, or duly authorized by a majority of the shareholders.

12.  Stock Splits without Stockholder Approval.  The Board of Directors, without the consent of the stockholders of the corporation, may adopt any recapitalization affecting the outstanding shares of capital stock of the corporation by effecting a forward or reverse split of all of the outstanding shares of any class of capital stock of the corporation, with appropriate adjustment to the corporation’s capital accounts.

11

12

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

CONSORTEUM HOLDINGS, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

IMPLEX CORPORATION
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 7-1-08

13

14

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 7-1-08

15

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1. The name of the corporation is changed to "Consorteum Holdings, Inc."

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 7-1-08

16

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by:** An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

CONSORTEUM HOLDINGS, INC.
Name of merging entity

X [signature] | ASST. SECRETARY | April 9, 2009
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

IMPLEX CORPORATION
Name of surviving entity

X [signature] | ASST. SECRETARY | April 9, 2009
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 6
Revised: 7-1-08

17

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100397184-35
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/03/2010 8:00 AM
	Entity Number E0753552005-4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of corporation:

Consorteum Holdings, Inc.

Series A Preferred Shares, par value $.001 per share:
1. Number of Series A Preferred Shares. The number of Series A Preferred Shares, par value $.001 per share, the Company shall have authority to issue shall be forty million (40,000,000) shares.

2. Conversion Privilege. The holders of the Series A Preferred Shares have the right at any time to convert Series A Preferred Shares into shares of Common Stock on the basis of two(2) shares of Common Stock for each Series A Preferred Share so converted.

Remainder of terms and conditions of Series A Preferred Shares on attached sheets.

3. Effective date of filing: (optional)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

18

CONSORTEUM HOLDINGS, INC.

Entity Number E0753552005-4

Certificate of Designation for Nevada For Profit Corporations

Series A Preferred Shares continuation page 1 of 2

3.	Manner of Exercise of Conversion Privilege. The conversion privilege herein provided for may be exercised by the holder giving notice in writing to the Company at its registered office, or at its business address, accompanied by the certificate or certificates representing the Series A Preferred Shares in respect of which the holder thereof desires to exercise such right of conversion, with duly executed signature guarantees. Such notice shall be signed by such holder or his duly authorized representative and shall specify the number of Series A Preferred Shares which the holder desires to have converted. The Company shall deliver certificates for the shares of common stock represented by the conversion request within five (5) days after its receipt of the conversion request to the person and to the address designated by the holder, failing which the holder of the Series A Preferred Shares shall be entitled to all of its damages under the Uniform Commercial Code and other applicable law, and its costs and expenses including reasonable attorneys fees, in enforcing its rights to receive certificates for shares of common stock as provided herein. If less than all the Series A Preferred Shares represented by a certificate or certificates accompanying any such notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the number of Series A Preferred Shares comprised in the certificate or certificates surrendered as aforesaid which are not to be converted, said certificate to be delivered to the person and the address designated by the holder.

4.	Authority to Modify. The rights, privileges, restrictions and conditions attached to the Series A Preferred Shares may be added to, changed or removed only with the prior approval of the holders of a majority of the issued and outstanding Series A Preferred Shares voting as a separate class, in addition to any vote or authorization required by law or the Articles of Incorporation of the Company.

5.	Voting Rights. Each holder of Series A Preferred Shares shall be entitled to receive notice of and to attend all regular and special meetings of shareholders of the Company. Each Series A Preferred Share shall be entitled to two (2) votes per Series A Preferred Share and shall vote together with all of the issued and outstanding shares of common stock as a single class on all matters presented to stockholders of the Company for a vote, except for any vote taken for purposes of modifying or amending the terms and conditions of the Series A Preferred Shares, in which case, the Series A Preferred Shares shall vote as a separate class as provided in subsection 3 above. The Series A Preferred Shares shall be deemed authorized) issued and outstanding for all purposes under the laws of the State of Nevada including the Nevada Private Corporations Law that require a certain percentage for a quorum and a specified required percentage for certain categories of votes as required by Nevada law.

19

CONSORTEUM HOLDINGS, INC.

Entity Number E075355200S-4

Certificate of Designation for Nevada For Profit Corporations

Series A Preferred Shares continuation page 2 of 2

6.	Simple Priority. In the event of the liquidation. dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Series A Preferred Shares shall be entitled to receive $.001 pet share in respect of each Series A Preferred Share held before any amount shall be paid to the holders of the shares of common stock or any other shares ranking junior to the Series A Preferred Shares. Except as provided above the holders of the Series A Preferred Shares shall be entitled to participate in any distribution of the assets of the Company to the same extent as the holders of its common stock calculated as if the holders of Series A Preferred Shares were participating on a fully converted basis.

7.	Mandatory Conversion by Company. Within ten (10) days after the Company files an amendment to its Articles of Incorporation increasing its authorized shares of common stock to a minimum number sufficient to deliver shares of its common stock to the holders of all of the Series A Preferred Shares issued and outstanding, the Company shall deliver a written notice to all of the holders of Series A Preferred Shares to the effect that upon surrender to the Company or its transfer agent of the certificates for their Series A Preferred Shares for cancellation, the Company will issue and deliver to them the number of shares of its common stock required to be delivered upon conversion. The holders of the Series A Preferred Shares shall have ten (10) in which to deliver their certificates with duly executed signature guarantees directing cancellation of the Series A Preferred Shares in exchange for the requisite shares of common stock, at the end of which time period the Series A Preferred Shares shall be deemed void and cancelled and no longer issued and outstanding for any purpose, and the holders shall be entitled to receive only certificates for the requisite number of shares of common stock to be issued upon the respective conversions.

20

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number 20100686114-29
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/13/2010 9:30 AM
	Entity Number E0753552005-4

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CONSORTEUM HOLDINGS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is amended as follows:
ARTICLE 3. The corporation shall have authority to issue Six Hundred Million (600,000,000) shares of Capital Stock. The Six Hundred Million (600,000,000) shares which the corporation shall have authority to issue shall be divided as follows: 100,000,000 Preferred Shares, having a par value of one tenth of once cent ($.001) per share, and
500,000,000 Common Shares, having a par value of one tenth of one cent ($.001) per share.
Except as hereinbefore amended the remainder of Article 3 shall remain the same.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 58,928,250

4. Effective date of filing: (optional)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

21

Document Number 20110855593-29

Filing Date and Time 12/05/2011 11:00 AM

Entity Number E0753552005-4

Certificate of Withdrawal of

Certificate of Designation

(Pursuant to NRS 78.1955(6))

Certificate of Withdrawal of

Certificate of Designation For

Nevada Profit Corporations

(Pursuant to NRS 78.1955(6))

1.	Name of corporation:

CONSORTEUM HOLDINGS, INC.

2.	Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

WHEREAS, no shares of the Corporation’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”), are currently outstanding.

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with Section 78.1955 of the Nevada Revised Statutes, the Certificate of Designation of the Series A Preferred Stock, filed with the Nevada Secretary of State on June 3, 2010, is hereby withdrawn.

3.	No shares of the class or series of stock being withdrawn are outstanding.

4.	Signature: (required)

X  /s/ Patrick Shuster

Signature of Officer

Filing Fee: $175.00

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected

22

Document Number 20110867393-50

Filing Date and Time 12/08/2011 3:45 PM

Entity Number E0753552005-4

Certificate of Designation

(Pursuant to NRS 78.1955)

Certificate of Designation For

Nevada Profit Corporations

(Pursuant to NRS 78.1955)

5.	Name of corporation:

CONSORTEUM HOLDINGS, INC.

6.	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

5,000,000 shares of Preferred Stock of Consorteum Holdings, Inc., a Nevada corporation (the “Corporation”) are designated as Series A Preferred Stock (“Series A Preferred”) and 15,000,000 shares of the Corporation’s Preferred Stock are designated as Series B Preferred Stock (“Series B Preferred”).

ARTICLE I:  The Series A Preferred shall have the rights, preferences, privileges and restrictions set forth below:

Section A. Dividend Rights.  Holders of Series A Preferred shall not be entitled to any dividend rights.

(See attached pages)

7.	Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

8.	Signature: (required)

X  /s/ Patrick Shuster

Signature of Officer

Filing Fee: $175.00

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

23

Section B.    Liquidation Rights.  In the event of any Liquidation (as defined below), dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

B.1           Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock or Series B Liquidation Preference (as defined below), the holders of the Series A Preferred shall be entitled to be paid out of the assets of the Corporation an amount (the “Series A Liquidation Preference”) per share of Series A Preferred equal to the product of (i) the original amount paid by the holder thereof (the “Original Issue Price”) for each share of Series A Preferred owned by such holder as of the effective date of such liquidation (the “Liquidation Date”), multiplied by (ii) the number of shares of Series A Preferred owned of record by such holder as of the Liquidation Date (as adjusted for any combinations, splits, recapitalization and the like with respect to such shares in the manner set forth herein).

B.2           Thereafter, the Series B Liquidation Preference shall be made out of any of the remaining assets of the Corporation legally available for distribution, if any.

B.3           Thereafter, any remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

B.4           The following events shall be considered a liquidation under this Section B, provided such event has been approved by the holders of a majority of the then outstanding Common Stock voting as a separate class:

        (a)           any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization own less than 50% of the Corporation’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of 50% of the Corporation’s voting power is transferred (an “Acquisition”); or

        (b)           a sale, lease, transfer or other disposition of all or substantially all of the assets of the Corporation (an “Asset Transfer”).

B.5           If, upon any liquidation, distribution, or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series A Preferred of the Liquidation Preference set forth in Section I.B.1 after payment in full of all other outstanding debts, judgments or other obligations of the Corporation as of the Liquidation Date, then such assets shall be distributed among the holders of the Series A Preferred at the time outstanding, on a pro rata basis in proportion to the full amounts to which they would otherwise be respectively entitled if the entire amount due and payable pursuant to Section I.B.1 above were available for distribution at such time.

Section C.    Voting Rights.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a holder of Series A Preferred shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred held by such holder multiplied by 200, on the record date for the determination of shareholders entitled to vote on such matter.  If no such record date is established, the date to be used for determination of the shareholders entitled to vote on such matters shall be the date on which notice of the meeting of the shareholder at which the vote is to be taken is marked, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting.  The holders of Series A Preferred shall not vote as a separate class, but shall vote with the holders of the Common Stock.

24

Section D.    Conversion Rights.  Each share of Series A Preferred  shall be convertible, at the option of the holder, into one fully paid and non-assessable share of Common Stock, provided, however, that such conversion would not violate any applicable federal, state, or local law, rule, regulation, or any judgment, writ, decree, or order binding upon the Corporation or the holder, or any provision of the Corporation’s or holder’s, if applicable, amended Articles of Incorporation or Bylaws, nor conflict with or contravene the provisions of any agreement to which the Corporation and the holder are parties or by which they are bound. The foregoing conversion calculation shall be hereinafter referred to as the “Conversion Ratio.” Said Conversion Ratio shall be subject to equitable adjustment at the reasonable discretion of the Board of Directors of the Corporation in the event of the occurrence of capital events which make such adjustment appropriate, such as a dividend payable in shares of common stock, combinations of the common stock, a merger or consolidation, or the like.

D.1           Conversion Procedure. The holder shall effect conversions by surrendering the certificate(s) representing the Series A Preferred to be converted to the Corporation, together with a form of conversion notice satisfactory to the Corporation, which shall be irrevocable. If the holder is converting less than all of the shares of Series A Preferred represented by the certificate tendered, the Corporation shall promptly deliver to the holder a new certificate representing the Series A Preferred not converted. Not later than five calendar days after the conversion date, the Corporation will deliver to the holder, (i) a certificate or certificates, which shall be subject to restrictive legends and trading restrictions required by law, representing the number of shares of Common Stock being acquired upon the conversion; provided, however, that the Corporation shall not be obligated to issue such certificates until the Series A Preferred certificate or certificates is/are delivered to the Corporation. If the Corporation does not deliver such certificate(s) by the date required under this paragraph, the holder shall be entitled by written notice to the Corporation at any time on or before receipt of such Common Stock certificate(s), to rescind such conversion.

D.2           Adjustments on Stock Splits, Dividends and Distributions.  If the Corporation, at any time while any Series A Preferred is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock, whether payable in shares of its Common Stock or of capital stock of any class, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue reclassification of shares of any Common Stock shares of capital stock of the Corporation, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event.  Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Corporation shall promptly mail to the holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

25

D.3           Adjustments on Reclassifications, Consolidations and Mergers.  In case of reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series A Preferred then outstanding shall have the right thereafter to convert such Series A Preferred only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series A Preferred could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled.  The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this paragraph upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers, or share exchanges.

D.4           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred.  All shares of Common Stock (including a fraction thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, round the fraction up or down, as the case may be, to the nearest whole share.

Section E.    No Redemption.  The Corporation shall be under no obligation to redeem all or any portion of the Series A Preferred at any time.

ARTICLE II:  The Series B Preferred shall have the rights, preferences, privileges and restrictions set forth as follows:

Section A.    Dividend Rights.  Holders of Series B Preferred shall not be entitled to any dividend rights.

Section B.    Liquidation Rights.  In the event of any Liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

26

B.1           Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock, but only after giving effect to the Series A Liquidation Preference, the holders of the Series B Preferred shall be entitled to be paid out of the assets of the Corporation an amount (the “Series B Liquidation Preference”) per share of Series B Preferred equal to the product of (i) the original amount paid by the holder thereof (the “Original Issue Price”) for each share of Series B Preferred owned by such holder as of the effective date of such liquidation (the “Liquidation Date”), multiplied by (ii) the number of shares of Series B Preferred owned of record by such holder as of the Liquidation Date (as adjusted for any combinations, splits, recapitalization and the like with respect to such shares in the manner set forth herein).

B.2           Thereafter, any remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

B.3           The following events shall be considered a liquidation under this Section B, provided such event has been approved by the holders of a majority of the then outstanding Common Stock voting as a separate class:

        (a)           an Acquisition; or

        (b)           an Asset Transfer.

B.4           If, upon any liquidation, distribution, or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series B Preferred of the Liquidation Preference set forth in Section II.B.1 after payment in full of the Series A Liquidation Preference and all other outstanding debts, judgments or other obligations of the Corporation as of the Liquidation Date, then such assets shall be distributed among the holders of the Series B Preferred at the time outstanding, on a pro rata basis in proportion to the full amounts to which they would otherwise be respectively entitled if the entire amount due and payable pursuant to Section II.B.1 above were available for distribution at such time.

Section C.    Voting Rights.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a holder of Series B Preferred shall be entitled to the number of votes on such matters equal to the number of shares of the Series B Preferred held by such holder on the record date for the determination of shareholders entitled to vote on such matter.  If no such record date is established, the date to be used for determination of the shareholders entitled to vote on such matters shall be the date on which notice of the meeting of the shareholder at which the vote is to be taken is marked, or the date any written consent of shareholders is solicited if the vote is not to be taken at a meeting.  The holders of Series B Preferred shall not vote as a separate class, but shall vote with the holders of the Common Stock.

Section D.    Conversion Rights.  Each share of Series B Preferred  shall be convertible, at the option of the holder, into one fully paid and non-assessable share of Common Stock, provided, however, that such conversion would not violate any applicable federal, state, or local law, rule, regulation, or any judgment, writ, decree, or order binding upon the Corporation or the holder, or any provision of the Corporation’s or holder’s, if applicable, amended Articles of Incorporation or Bylaws, nor conflict with or contravene the provisions of any agreement to which the Corporation and the holder are parties or by which they are bound. The foregoing conversion calculation shall be hereinafter referred to as the “Conversion Ratio.” Said Conversion Ratio shall be subject to equitable adjustment at the reasonable discretion of the Board of Directors of the Corporation in the event of the occurrence of capital events which make such adjustment appropriate, such as a dividend payable in shares of common stock, combinations of the common stock, a merger or consolidation, or the like.

27

D.1           Conversion Procedure. The holder shall effect conversions by surrendering the certificate(s) representing the Series B Preferred to be converted to the Corporation, together with a form of conversion notice satisfactory to the Corporation, which shall be irrevocable. If the holder is converting less than all of the shares of Series B Preferred represented by the certificate tendered, the Corporation shall promptly deliver to the holder a new certificate representing the Series B Preferred not converted. Not later than five calendar days after the conversion date, the Corporation will deliver to the holder, (i) a certificate or certificates, which shall be subject to restrictive legends and trading restrictions required by law, representing the number of shares of Common Stock being acquired upon the conversion; provided, however, that the Corporation shall not be obligated to issue such certificates until the Series B Preferred certificate or certificates is/are delivered to the Corporation. If the Corporation does not deliver such certificate(s) by the date required under this paragraph, the holder shall be entitled by written notice to the Corporation at any time on or before receipt of such Common Stock certificate(s), to rescind such conversion.

D.2           Adjustments on Stock Splits, Dividends and Distributions.  If the Corporation, at any time while any Series B Preferred is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock, whether payable in shares of its Common Stock or of capital stock of any class, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue reclassification of shares of any Common Stock shares of capital stock of the Corporation, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event.  Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Corporation shall promptly mail to the holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

D.3           Adjustments on Reclassifications, Consolidations and Mergers.  In case of reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series B Preferred then outstanding shall have the right thereafter to convert such Series B Preferred only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series B Preferred could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled.  The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this paragraph upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers, or share exchanges.

28

D.4           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred.  All shares of Common Stock (including a fraction thereof) issuable upon conversion of more than one share of Series B Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, round the fraction up or down, as the case may be, to the nearest whole share.

Section E.    No Redemption.  The Corporation shall be under no obligation to redeem all or any portion of the Series B Preferred at any time.

29